MUNDER LARGE-CAP GROWTH FUND
Class A, B, C, K & Y Shares

Supplement Dated May 17, 2011
to Prospectus Dated October 30, 2010
and Summary Prospectus Dated October 30, 2010

Proposed Merger of Munder Large-Cap Growth Fund
with and into Munder Growth Opportunities Fund

At a meeting held on May 17, 2011, the Board of Trustees of Munder Series Trust (“MST”) approved the merger of the Munder Large-Cap Growth Fund (“Large-Cap Growth Fund”) with and into the Munder Growth Opportunities Fund (“Growth Opportunities Fund”), each a series of MST, (“Merger”) subject to the approval of shareholders of the Large-Cap Growth Fund.  The Board of Trustees of MST also called for a Special Meeting of the Shareholders of the Large-Cap Growth Fund (“Meeting”) to vote on the Merger.  The Meeting is expected to occur in July 2011, and, if approved, the Merger will occur as soon as practicable thereafter.  More information about the date of the meeting will be provided in the proxy solicitation materials for the Merger.

The Merger is being proposed for several reasons, including to seek to (i) provide improved performance for shareholders of the Large-Cap Growth Fund and (ii) achieve greater asset levels by combining two funds that both seek long-term capital appreciation into a single fund.  In addition, the Merger is expected to result in the elimination of certain costs associated with operating the Large-Cap Growth Fund and the Growth Opportunities Fund separately.

If the Merger is approved by the shareholders of the Large-Cap Growth Fund, the Agreement and Plan of Reorganization for the Merger (“Reorganization Agreement”) contemplates (1) the transfer of all of the assets of the Large-Cap Growth Fund with and into the Growth Opportunities Fund in exchange for shares of the Growth Opportunities Fund having an aggregate value equal to the net assets of the Large-Cap Growth Fund; (2) the assumption by the Growth Opportunities Fund of all of the liabilities of the Large-Cap Growth Fund; and (3) the distribution of shares of the Growth Opportunities Fund to the shareholders of the Large-Cap Growth Fund in complete liquidation of the Large-Cap Growth Fund. Each shareholder of the Large-Cap Growth Fund would receive shares of a corresponding or designated class of the Growth Opportunities Fund having an aggregate value equal to the aggregate value of the shares of the Large-Cap Growth Fund held by that shareholder as of the closing date of the Merger.  Shareholders of Class K shares of the Large-Cap Growth Fund will receive Class A shares of the Growth Opportunities Fund.  The Merger is expected to be a tax-free reorganization for federal income tax purposes and the closing of the Merger is conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed Merger will qualify as a tax-free reorganization for federal income tax purposes.

If the Merger is not approved by shareholders of the Large-Cap Growth Fund, the Merger will not occur.  In such an event, the Large-Cap Growth Fund and the Growth Opportunities Fund will continue to operate separately, and Munder Capital Management, the advisor to both Funds, and the Board of Trustees of MST will determine what additional steps may be appropriate and in the best interests of the Large-Cap Growth Fund and its shareholders, including but not limited to liquidation of the Large-Cap Growth Fund.

The Large-Cap Growth Fund will be open to new and existing investors until the business day immediately prior to the Merger.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE